UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Lakeshore Drive, Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2005, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. On May 3, 2005, the Registrant held a conference call to discuss its earnings for the fiscal quarter. The transcript of the conference call is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The information in the Press Release and the transcript is to be considered “filed” for purposes of the Securities Exchange Act of 1934 and incorporated by reference into the registration statements filed by the Registrant under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this Current Report:

Exhibit No.	Description

99.1	Press Release of US Unwired Inc. dated May 2, 2005.

99.2	Transcript of Conference Call of US Unwired Inc. held on May 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC.

Date: May 5, 2005	By:	/s/ Jerry E. Vaughn
Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of US Unwired Inc. dated May 2, 2005.

99.2	Transcript of Conference Call of US Unwired Inc. held on May 3, 2005.